UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2013

TITAN OIL & GAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53901	26-2780766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 West Lake Mead Boulevard, Suite 300
Las Vegas, Nevada
(Address of Principal Executive Offices)

89128
(Zip Code)

(702) 562-4315
(Registrant’s Telephone Number, Including Area Code)
_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 2, 2013, Titan Oil & Gas, Inc., a Nevada corporation (the “Company”) closed a Promissory Note (the “Note”) for $35,000.  The Note bears interest at 3% per year and is due on May 2, 2014.  The Note may be repaid in its entirety including the outstanding interest earlier than the due date without penalty.  The Note is unsecured.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 1, 2013, Vivek Warrier resigned from his position as a Director of the Registrant.

For all the terms and provisions of the Note, reference is hereby made to such document annexed hereto as Exhibits 10.1.  All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

10.1	Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN OIL & GAS, INC.

By: /s/ Michal Gnitecki
Name:  Michal Gnitecki
  Title:   President, Chief Executive Officer,
              Chief Financial Officer, Chief Accounting Officer,
              Treasurer, Secretary, and Director

Date:  May 3, 2013